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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 18, 2004




                               THE BRINK'S COMPANY
             (Exact name of registrant as specified in its charter)


            Virginia                    1-9148                   54-1317776
            --------                    ------                   ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

                               1801 Bayberry Court
                                 P. O. Box 18100
                             Richmond, VA 23226-8100
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (804) 289-9600

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    [ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.   Entry into a Material Definitive Agreement

On November 18, 2004, the following changes to The Brink's Company's (the "Company") employee benefits plans were approved:

1. The Key Employees' Deferred Compensation Program of The Brink's Company was amended and restated, effective January 1, 2005, to address the changes to nonqualified deferred compensation plans required by the American Jobs Creation Act of 2004 (the "Jobs Act"). Significant changes to the Program include, with respect to amounts deferred on and after January 1, 2005 and amounts previously deferred but not earned and vested before that date, (i) an election to delay or change a lump sum form of distribution will not be effective for at least 12 months and must delay the distribution at least five years; (ii) no acceleration in the time of any distribution will be permitted; (iii) no in-service distributions will be permitted; and (iv) distributions made on termination of employment must be delayed six months following termination.

2. The Brink's Company Directors' Stock Accumulation Plan was amended and restated, effective January 1, 2005, to address the changes to nonqualified deferred compensation plans required by the Jobs Act. Significant changes to the Plan include, with respect to amounts allocated on and after January 1, 2005 and amounts previously allocated but not earned and vested before that date, (i) an election to change the current lump sum form of distribution will not be effective for at least 12 months and must delay the distribution at least five years and (ii) no acceleration in the time of any distribution will be permitted. In addition, the definition of "disability" was updated to satisfy the requirements of the Jobs Act.

3. The Brink's Company Pension Equalization Plan was amended, effective immediately, to permit the Administrative Committee of the Company to act prospectively and retroactively to ensure that the Plan and the benefits accrued thereunder after December 31, 2004 satisfy the Jobs Act, provided that no such retroactive actions may be effective before November 18, 2004.

4. The Amended and Restated Trust Agreement under the Pension Equalization Plan and Certain Contractual Arrangements with The Brink's Company, dated as of December 1, 1997 between The Brink's Company and J.P. Morgan Chase Bank, N.A., (the "Bank"), was amended (i) to spread full funding of the Trust out through August 1, 2006; (ii) to link mandatory funding levels for the Trust to the most recent levels at which the Company's Pension-Retirement Plan is funded; and
(iii) to permit excess Trust assets to revert to the Company under certain conditions.

On November 19, 2004, The Brink's Company Plan for Deferral of Directors' Fees was amended and restated, effective January 1, 2005, to address the changes to nonqualified deferred compensation plans required by the Jobs Act. Significant

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changes to the Plan include, with respect to amounts deferred on and after
January 1, 2005 and amounts previously deferred but not earned and vested before that date, (i) an election to delay or change the form of distribution will not be effective for at least 12 months and must delay the distribution at least five years and (ii) no acceleration in the time of any distribution will be permitted.

The description of the amendments set forth above is not complete and is qualified in its entirety by reference to the plan documents or amendments, as the case may be, attached hereto as exhibits. You are encouraged to read the exhibits. The Company and its affiliates regularly engage the Bank to provide banking services. All of these engagements are negotiated at arm's length.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits

99.1 Key Employees' Deferred Compensation Program of The Brink's Company, as Amended and Restated Effective January 1, 2005.

99.2 The Brink's Company Directors' Stock Accumulation Plan, as Amended and Restated Effective January 1, 2005.

99.3   Amendment to The Brink's Company Pension Equalization Plan.

99.4 Amendment No. 6 to the Amended and Restated Trust Agreement, dated as of November 22, 2004, by and between the Company and the Bank.

99.5 The Brink's Company Plan for Deferral of Directors' Fees, as Amended and Restated Effective January 1, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  THE BRINK'S COMPANY
                                  (Registrant)


Date: November 22, 2004           By: /s/ Robert T. Ritter
                                      ------------------------------------------
                                      Robert T. Ritter
                                      Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


EXHIBIT                     DESCRIPTION
-------                     -----------


99.1 Key Employees' Deferred Compensation Program of The Brink's Company, as Amended and Restated Effective January 1, 2005.

99.2 The Brink's Company Directors' Stock Accumulation Plan, as Amended and Restated Effective January 1, 2005.

99.3      Amendment to The Brink's Company Pension Equalization Plan.

99.4 Amendment No. 6 to the Amended and Restated Trust Agreement, dated as of November 22, 2004, by and between the Company and the Bank.

99.5 The Brink's Company Plan for Deferral of Directors' Fees, as Amended and Restated Effective January 1, 2005.



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